UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 30, 2017

MoSys, Inc.

(Exact name of registrant as specified in its charter)

000-32929

(Commission File Number)

Delaware	77-0291941
(State or other jurisdiction of	(I.R.S. Employer Identification No.)
incorporation)

3301 Olcott Street

Santa Clara, California 95054

(Address of principal executive offices, with zip code)

(408) 418-7500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01              Entry into a Material Definitive Agreement.

On June 30, 2017, MoSys, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with certain purchasers identified on the signature pages thereto (the “Purchasers”), pursuant to which the Company will offer and sell to the Purchasers, in a registered direct offering, an aggregate of 1,325,000 shares (the “Shares”) of common stock, par value $0.001 per share (the “Common Stock”) at a negotiated purchase price of $1.70 per share, for aggregate gross proceeds to the Company of approximately $2,252,500, before deducting fees to the placement agent and other estimated offering expenses payable by the Company. The Shares are being offered by the Company pursuant to an effective shelf registration statement on Form S-3 (No. 333-19799), which was declared effective by the United States Securities and Exchange Commission (“SEC”) on September 9, 2014 (the “Registration Statement”).

In a concurrent private placement, the Company is also selling to each of the Purchasers a warrant to purchase one half of a share of the Common Stock for each share purchased for cash in the offering, pursuant to a Common Stock Purchase Warrant, by and between the Company and each Purchaser (each, a “Warrant,” and collectively, the “Warrants”) representing in the aggregate rights to purchase 662,500 shares of Common Stock at the exercise price. The Warrants will be exercisable beginning on the six-month anniversary of the date of issuance (the “Initial Exercise Date”) at an exercise price of $2.35 per share and will expire on the five-year anniversary of the Initial Exercise Date.

The exercise price and number of Warrant Shares will be subject to adjustment in the event of any stock dividend or split, reverse stock split, recapitalization, reorganization or similar transaction, as described in the Warrants. The Warrants will be exercisable on a “cashless” basis if at any time after the six month anniversary there is not an effective registration statement for the resale of the Warrant Shares in place, or there is not a current resale prospectus then available.

For a period of 12 months after the closing date of the sale of the Shares and the Warrants, the Purchasers will have a right to participate in subsequent financings by the Company up to an amount equal to 33% of the total amount of such financing by giving notice of the exercise of such right on the day after which the Purchaser receives notice of the proposed financing.

For a period of 45 days after the closing date of the sale of the Shares and the Warrants, the provisions of the Purchase Agreement generally prohibit the Company from issuing or agreeing to issue shares of Common Stock or common stock equivalents other than under equity compensation plans, outstanding rights to acquire common stock or common stock equivalent, or in connection with certain acquisitions or strategic transactions.

The Warrants and the shares of Common Stock issuable upon the exercise of the Warrants (the “Warrant Shares”) are not being registered under the Securities Act of 1933, as amended (the “Securities Act”), and are instead being offered pursuant to the exemption provided in Section 4(a)(2) under the Securities Act, or in the event of an issuance of Warrant Shares on a cashless basis, pursuant to the exemption provided in Section 3(a)(9) under the Securities Act.

Each Purchaser is an “accredited investor” as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7) or (a)(8) under the Securities Act. Each Purchaser, either alone or together with its representatives, has enough knowledge and experience to be considered a sophisticated investor, has access to the type of information normally provided in a prospectus for a registered securities offering, and has agreed not to resell or distribute the Warrants or the Warrant Shares to the public except pursuant to sales registered or exempt from negotiation under the Securities Act.

Roth Capital Partners, LLC acted as the sole agent (the “Placement Agent”) on a “reasonable best efforts” basis, in connection with the offering. A copy of the Placement Agency Agreement, dated as of June 30, 2017, by and between the Company and the Placement Agent is attached hereto as Exhibit 10.2 and incorporated herein by reference (the “Placement Agency Agreement”). Pursuant to the Placement Agency Agreement, the Placement Agent will be entitled to a cash fee of 6.0% of the gross proceeds paid to the Company for the Shares and reimbursement of certain out-of-pocket expenses.

The foregoing summaries of the offering, the securities to be issued in connection therewith, the Purchase Agreement, the Placement Agency Agreement and the Warrants do not purport to be complete and are qualified in their entirety by reference to the definitive transaction documents. Copies of the form of Purchase Agreement, the Placement Agency Agreement, and the form of Warrant are attached hereto as Exhibits 4.1, 10.1, 10.2, respectively, and are incorporated by reference in response to this Item 1.01.

Item 3.02                                           Unregistered Sales of Equity Securities.

Disclosure regarding the Warrants and the Warrant Shares is set forth under Item 1.01, which is incorporated by reference in response to this Item 3.02.

Item 8.01                                           Other Events.

On June 30, 2017, the Company issued a press release announcing the offering described in Item 1.01 above, a copy of which is attached as Exhibit 99.2 and is incorporated by reference in response to this Item 8.01.

Item 9.01                                         Financial Statements and Exhibits.

(d) Exhibits.

4.1	Form of Common Stock Purchase Warrant
5.1	Opinion of Pillsbury Winthrop Shaw Pittman LLP
10.1	Form of Securities Purchase Agreement
10.2	Placement Agency Agreement
23.1	Consent of Pillsbury Winthrop Shaw Pittman LLP (included in Exhibit 5.1)
99.1	Information relating to Item 14 of this Registration Statement on Form S-3 (No. 333-197991)
99.2	Press Release dated June 30, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOSYS, INC.

	By:	/s/ James W. Sullivan
James W. Sullivan
Vice President of Finance and Chief Financial Officer

Date: June 30, 2017